Rosnilimab: Updated Phase 2b Data in RA June 3, 2025

This presentation and any accompanying oral presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the timing of the release of data from the Company’s clinical trials, including rosnilimab’s Phase 2b clinical trial in rheumatoid arthritis at Week 38 and top-line data for rosnilimab’s Phase 2 clinical trial in ulcerative colitis; whether current trends in rosnilimab's data in the rheumatoid arthritis Phase 2b clinical trial will be maintained once complete Week 38 data becomes available; whether positive clinical trial results in rosnilimab's Phase 2b clinical trial in rheumatoid arthritis increases the likelihood of getting positive results from rosnilimab's Phase 2 clinical trial in ulcerative colitis; whether rosnilimab will be best in class or optimized; the potential to receive any additional milestones or royalties from the GSK collaboration; the Company’s ability to find a partner for rosnilimab and the timing of any such transaction; and the Company’s projected cash runway. Statements including words such as “plan,” “continue,” “expect,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause the company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties related to the company’s ability to advance its product candidates, obtain regulatory approval of and ultimately commercialize its product candidates, the timing and results of preclinical and clinical trials, the company’s ability to fund development activities and achieve development goals, the company’s ability to protect intellectual property and other risks and uncertainties described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this presentation, and the company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Safe harbor statement 2

3 Dan Faga CEO and president Anaptys Paul Lizzul, M.D., Ph.D. CMO Anaptys Paul Emery, M.D. Professor, Rheumatology, University of Leeds; Leeds Biomedical Research Centre, UK Jonathan Graf, M.D. Professor of Medicine, Rheumatology, University of California, San Francisco; RENOIR investigator Participants on today's call

4 Safe and well tolerated: similar AE rate versus placebo Within 3 months, most had symptomatic improvement (>70% ACR20) with statistical significance at all doses vs. placebo Impressive achievement of CDAI LDA at 3 months with signal of stable outcomes through 6 months Robust translational and pharmacological activity supporting restoration of immune homeostasis Monthly (Q4W) dose during initial “induction” period Recap: n=318 rosnilimab patients Previously reported highly differentiated RA data from RENIOR 424-patient placebo-controlled Phase 2b study

Rosnilimab demonstrates best-in-disease profile in RA

1

Best-in-disease profile through 6 months

- JAK-like efficacy in both 3-month placebo-controlled portion and through 6 months
- Favorable safety and tolerability, particularly when compared to standard of care
- Monthly (Q4W) dosing

2

Max response rates have not yet been observed

- Strict continuation criteria prevented patients with improvement at 3 months from continuing in this P2b trial
- Many patients beyond 3 months achieved, or were trending toward, CDAI LDA and ACR50

3

Responses durable after 6 months

- Potential for maintenance dosing with extended dosing intervals (e.g. Q8W)

Rosnilimab, a best-in-class depleter and agonist targeting PD-1+ T cells, is well-positioned for the ~$20 billion U.S. RA market which hasn't had a new mechanism approved since 2012

5

6 64% 60% 48% 53% 54% 35% 38% 42% 23% 42% 46% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f P a ti e n ts Rosnilimab - Pooled Doses Rinvoq - SELECT-COMPARE Humira - SELECT-COMPARE Kevzara - MONARCH Week 28 Week 24/26 Week 28 Week 24/26 Week 28 Week 24/26 CDAI LDA ACR50 ACR70 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-naïve patients randomized; b/tsDMARD-naïve population (n=62 100mg Q4W, n=62 400mg Q4W, n=64 600mg Q2W; n=188 total rosnilimab b/tsDMARD-naïve patients); 2. SELECT-COMPARE Phase 3 study; 3. Kevzara Phase 3 study; NRI data; CDAI = Clinical Diseases Activity Index; LDA = Low Disease Activity; N/R = Not Reported b/tsDMARD-Naïve NRI analysis on ITT population (n=188 rosnilimab patients)1 Legend 2 3 2 Rosnilimab shows JAK-like efficacy in naïve patients Compares favorably despite most conservative analysis and capped trial design TM TM TM

7 34% 27% 23% 56% 44% 36% 49% 42% 29% 58% 59% 37% 52% 50% 27% 20% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f P a ti e n ts Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Rinvoq - SELECT-CHOICE Orencia - SELECT-CHOICE Orencia - Phase 3 Week 28 Week 24 Week 28 Week 24 Week 28 Week 24 CDAI LDA ACR50 ACR70 b/tsDMARD-Experienced NRI analysis on ITT population (n=130 rosnilimab patients)1 N/R 2 2 3 Rosnilimab surpassed TPP in experienced patients and comparable at mid/high dose to JAKs in all-active H2H study* Includes 29% with prior JAK experience Legend TM TM TM 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients); 2. SELECT-CHOICE Phase 3 study; 3. Orencia Phase 3 study; NRI data; 4. Anaptys Jan. 2025 Target Product Profile (TPP); CDAI = Clinical Diseases Activity Index; LDA = Low Disease Activity; N/R = Not Reported 6 Month TPP4 *In H2H comparator studies, patients know they are on an active drug, resulting in upwards bias on response rates vs. placebo-controlled studies

8 Screening Period (up to 35 days) Blinded Placebo-Controlled Treatment Period All-Active Follow-Up Period Blinded All-Active Treatment Period Week -5 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 34 38 Visit V1 V2 V3 V4 V5 V6 V7 V8 V9 V10 V11 V12 V13 V14 V15 V16 FUV1 FUV2 FUV3 Dosing ()               Rosnilimab SC 100mg Q4W + csDMARD Rosnilimab SC 400mg Q4W + csDMARD Rosnilimab SC 600mg Q2W + csDMARD Placebo SC + csDMARD Rosnilimab SC 100mg Q4W + csDMARD Rosnilimab SC 400mg Q4W + csDMARD Rosnilimab SC 600mg Q2W + csDMARD n=424 randomized 1:1:1:1 Final Statistical Analysis Active Eligibility Visit1 ClinicalTrials.gov: NCT06041269 Rosnilimab Phase 2b trial “Off-drug” follow-up for placebo and rosnilimab CDAI >10 patients at Week 14 Primary Statistical Analysis (Week 12) 3-Month Data 6-Month Data 3-Month Off-Drug Data 12-14 week “off-drug” follow-up for rosnilimab patients in all-active treatment period Note: All patients in trial (rosnilimab and placebo arms) are required to be on stable background csDMARD 1. Blinded study drug treatment continued for active treatment group subjects that achieved Clinical Disease Activity Index (CDAI) low disease activity (≤10)

9 C D A I S c o r e 0 2.8 10 22 38 Remission (CDAI < 2.8) Low Disease Activity (LDA) (CDAI ≤ 10) Moderate Disease Activity (CDAI 10 - 22) High Disease Activity (CDAI >22) Trial baseline: median CDAI-= 36 mean CDAI = 38 Disease Activity ACR20 Initial signal of efficacy; typically plateaus at 3 months ACR70 Correlates with remission; not expected until 6 months CDAI = 11 Patient would not continue on rosnilimab after 14 weeks CDAI = 10 Patient would continue on rosnilimab through 6 months Illustrative relative improvement 76 Treaters target a well-controlled disease state (e.g., LDA) by 6 months; however, look for an initial signal of response (e.g., ACR20) by 3 months ACR50 Indicates good response to treatment; typically not expected until 4-5 months LDA requirement at 14 weeks to continue on rosnilimab was a high bar for patients with baseline high disease activity 95% of trial participants had high disease activity (CDAI > 22) at baseline

95% completed 6-month all-active treatment period supporting rosnilimab's favorable efficacy and tolerability profile

Discontinuations
All-active treatment period
(Week 14 - 28)

- ✓ 7 (of 8 total) discontinuations in all active treatment period were still in CDAI LDA at time of discontinuation
- ✓ No discontinuations due to disease progression
- ✓ Only 1 discontinuation due to AE (headache - moderate)

Blinded Placebo-Controlled Treatment Period
(Week 0 – 14)

ITT population[1]
N=424 *(n=318 rosnilimab; n=106 placebo)*
b/tsDMARD-Naïve: n=250 *(188 on rosnilimab; 62 placebo)*
b/tsDMARD-Experienced: n=174[2] *(130 on rosnilimab; 44 placebo)*

Rosnilimab-treated "non-responders": n=98

- Rosnilimab Discontinuations Week 0-14 (*n=21*)
- Rosnilimab Week 14 CDAI >10 (*n=77*)[3]

Blinded All-Active Treatment Period
(Week 14 - 28)

Rosnilimab-treated: *n=318*
b/tsDMARD-Naïve n=188 *rosnilimab treated*
b/tsDMARD-Experienced n=130 *rosnilimab treated*

Rosnilimab CDAI ≤10: *n=220*
b/tsDMARD-Naïve: *n=134*
b/tsDMARD-Experienced: *n=86*

Rosnilimab 100mg Q4W
n=73
b/tsDMARD-Naïve – n=46
b/tsDMARD-Experienced – n=27

Discontinued treatment, n=5 (7%)
Missed visits, n=2
Site closure, n=2
Lost to follow-up, n=1

Completed Week 28, *n=68*
b/tsDMARD-Naïve – n=45
b/tsDMARD-Experienced – n=23

Rosnilimab 400mg Q4W
n=73
b/tsDMARD-Naïve – n=40
b/tsDMARD-Experienced – n=33

Discontinued treatment, n=2 (3%)
Missed visit, n=1
Adverse event (headache), n=1

Completed Week 28, *n=71*
b/tsDMARD-Naïve – n=39
b/tsDMARD-Experienced – n=32

Rosnilimab 600mg Q2W
n=74
b/tsDMARD-Naïve – n=48
b/tsDMARD-Experienced – n=26

Discontinued treatment, n=1 (1%)
Withdrawal of consent, n=1

Completed Week 28, *n=73*
b/tsDMARD-Naïve – n=48
b/tsDMARD-Experienced – n=25

1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) population; b/tsDMARD-naïve population (n=62 placebo, n=62 100mg Q4W, n=62 400mg Q4W, n=64 600mg Q2W); b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W); 2. b/tsDMARD-experienced population included 50 patients (29% of n=174 total b/tsDMARD-experienced patients) with prior JAK experience; 3. Patients assessed at Week 14, dosed, and returned for follow-up visit at Week 18.

10

11 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% % o f P a ti e n ts RinvoqTM (P3 SELECT-CHOICE5) Rinvoq vs. Orencia H2H All-Active ACR20: b/tsDMARD-Experienced1 NRI analysis on ITT population (n=174 total; n=44 placebo, n=130 rosnilimab)2 ACR20 at Week 12 Arm Absolute PBO Adjusted b/tsDMARD-Experienced Population (as graphed) 100mg 59% 9% 400mg 64% 14% 600mg 68% 18% Rinvoq4 58% 24% Rinvoq5 76% N/A b/tsDMARD-Naïve Population (for reference) 100mg 76% 21% 400mg 74% 19% 600mg 80% 25% Rinvoq3 68% 22% Rinvoq’s higher response rate in H2H SELECT-CHOICE P3 study likely due to open-label bias from patients knowing they are on active drug from Week 0 Wk0 Wk2 Wk4 Wk6 Wk8 Wk10 Wk12 Wk14 RinvoqTM (P2b TNF-Experienced Study4) Dark Orange – RinvoqTM 6mg BID Light Orange – Placebo ACR20 response rates are comparable to RinvoqTM Most patients had symptomatic and clinical improvement by 3 months Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Placebo 1. b/tsDMARD-experienced population included 29% (n=50 of n=174 total experienced patients) with prior JAK experience; 2. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients); 3. RinvoqTM Phase 2b MTX-IR study; 4. RinvoqTM Phase 2b TNF-experienced study; 6mg BID (equivalent to 15mg QD); 5. SELECT-CHOICE Phase 3 study

12 -20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 2 4 M e a n C h a n g e f r o m B a s e li n e ( m g / L ) Wk0 Wk2 Wk4 Wk6 Wk8 Wk10 Wk12 Wk14 RinvoqTM (P3 SELECT-CHOICE5) RinvoqTM vs. Orencia H2H All-Active RinvoqTM (Phase 2b TNF-Experienced Study4) Dark Orange – RinvoqTM 6mg BID Light Orange – Placebo Mean Change in CRP: b/tsDMARD-Experienced1 MMRM Analysis on ITT population (n=174 total; n=44 placebo, n=130 rosnilimab) Change in CRP at Week 12 Arm Baseline Mean CRP PBO Adjusted b/tsDMARD-Experienced Population (as graphed) 100mg 20.0 -6.7 400mg 29.4 -12.8 600mg 23.3 -8.0 Rinvoq4 16.0 -9.3 Rinvoq5 19.0 N/A b/tsDMARD-Naïve Population (for reference) 100mg 14.9 -10.6 400mg 14.3 -7.0 600mg 15.7 -6.7 Rinvoq3 17.0 -8.4 Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Placebo 1. b/tsDMARD-experienced population included 29% (n=50 of n=174 total experienced patients) with prior JAK experience; 2. Mixed Model for Repeated Measures (MMRM) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W); 3. RinvoqTM Phase 2b MTX-IR study; 4. RinvoqTM Phase 2b TNF-experienced study; 6mg BID (equivalent to 15mg QD) 5. SELECT-CHOICE Phase 3 study CRP reductions are comparable to RinvoqTM

Paul Emery, M.D. Professor, Rheumatology, University of Leeds; Leeds Biomedical Research Centre, UK Jonathan Graf, M.D. Professor of Medicine, Rheumatology, University of California, San Francisco; RENOIR investigator KOL Point of View 13

Deep, sustained reduction of PD-1+ T cells led to favorable T cell composition reflective of immune homeostasis and durable response

Rosnilimab 400mg Q4W T Cell Impact


Cell Count
(% Change from Baseline)
100%
75%
50%
25%
0%
-25%
-50%
-75%
-100%
Wk0
Wk6
Wk12
Wk28
Wk38
(12-wk off-drug)

Rosnilimab 600mg Q2W T Cell Impact


Cell Count
(% Change from Baseline)
100%
75%
50%
25%
0%
-25%
-50%
-75%
-100%
Wk0
Wk6
Wk12
Wk28
Wk38
(14-wk off-drug)

Rosnilimab T_{ph} Impact – Pooled Doses


***
***
Cell Count
(per µL in Blood)
60
40
20
0
Placebo
Rosnilimab
Wk0
Wk12
Wk0
Wk12
Wk28

Rosnilimab 100mg Q4W T Cell Impact


Cell Count
(% Change from Baseline)
100%
75%
50%
25%
0%
-25%
-50%
-75%
-100%
Wk0
Wk6
Wk12
Wk28
Wk38
(12-wk off-drug)

PD-1^{high} T Cells | PD-1+ T Cells | Total Treg | Total T Cells

Note: data representative sample of ~50% of ITT population; T_{ph} – T peripheral helper cell defined as CD3+ CD4+ CD45RA- PD-1^{high} CXCR5-, ***p<0.001

14

Synovial biopsies show ~90% reduction of PD-1+ T cells in the target issue



Baseline
Week 6
Rosnilimab 400mg Q4W
Rosnilimab 600mg Q2W

Impact on PD-1+ T cells
(T_{ph} and T_{eff})

400mg/600mg doses
~90% reduction

100mg dose
Inconclusive reduction

Placebo
Increased

T cell markers	APC markers
CD3	PD-L1
PD-1	
CXCR5	

Note: Synovial biopsies of the most impacted joint taken at baseline and 6 weeks on study. Immunofluorescence performed to identify PD-1 positive cells. T_{ph} cells (PD-1+CD3+CD4+CXCR5-)

15

Fold decrease: 4.03, p=1.09e-24 T Cell Activation Fold decrease: 4.06, p=1.77e-18 B Cell Activation G e n e e x p r e s s io n ( Z -s c o r e ) G e n e e x p r e s s io n ( Z -s c o r e ) 5.5 2.9 2.0 0 2 4 6 8 6.1 3.9 1.0 0 2 4 6 8 M a g n it u d e o f r e d u c ti o n Magnitude of reduction: 4.03, p=1.09e-24 Magnitude of reduction: 4.06, p=1.77e-18 Rosnilimab Wk12 CDAI Responders Rosnilimab Wk12 CDAI Non-responders Placebo Rosnilimab Wk12 CDAI Responders Rosnilimab Wk12 CDAI Non-responders Placebo Week 6 *** *** *** *** *** *** M a g n it u d e o f r e d u c ti o n 16 Week 6BaselineBaseline Significant reduction of T and B cell activation demonstrate on target pharmacology within the synovium Note: Gene ontology (GO) pathway analysis performed on samples with evidence of inflammation at baseline (all rosnilimab doses pooled, n=19 paired biopsies) and with myosin normalization. Rows reflect genes with p<0.05 between Weeks 6 and 0. Magnitude of reduction defined as fold enrichment score. Rosnilimab responders achieved CDAI LDA in 3 months. ***p<0.001 for difference in fold change between baseline and Week 6 between groups.

Significant reduction of additional downstream pathways including TNF and IL-6 within the synovium

TNF Production


Baseline
Week 6
Gene expression (Z-score)

Magnitude of reduction: 3.38, p=4.39e-15


Expression heatmap color key
Low
High

IL-6 Production


Baseline
Week 6
Gene expression (Z-score)

Magnitude of reduction: 5.63, p=2.61e-21

Pathway changes reflect rosnilimab's broad MOA

Significantly downregulated (p<0.05) genes of interest in RA:	**T cell activation:** IL2RA, TNFSF14 (LIGHT), CD28, CD69, CD40L, ICOS, CD226, ZAP70, TCF7, IRF1 **B cell activation:** IL7R, CD27, CD79A, BTK, SYK, IL21R **TNF and IL-6 production**: MYD88, PTPN22, LILRB1, LILRB2, NOD2, CCR2, NLRC3, IRAK3, IL1RAP, IL6R, IL17RA **Mediators of RA structural damage**: MMP1, MMP3, and RANK-L **IBD-related genes:** NOD2, TREM1, IL12RB, IFNGR1, S100A8

Note: Gene ontology (GO) pathway analysis performed on samples with evidence of inflammation at baseline (all rosnilimab doses pooled, n=19 paired biopsies) and with myosin normalization. Rows reflect genes with p<0.05 between Weeks 6 and 0. Magnitude of reduction defined as fold enrichment score.

17

Paul Emery, M.D. Professor, Rheumatology, University of Leeds; Leeds Biomedical Research Centre, UK Jonathan Graf, M.D. Professor of Medicine, Rheumatology, University of California, San Francisco; RENOIR investigator KOL Point of View 18

0 10 20 30 40 50 60 M e d ia n C D A I Wk 0 Wk 2 Wk 4 Wk 6 Wk 8 Wk 10 Wk 12 Wk 14 Wk 16 Wk 18 Wk 20 Wk 22 Wk 24 Wk 26 Wk 28 Wk 30 Wk 34 Wk 38 High Disease Activity (CDAI >22) Low Disease Activity (LDA) (CDAI ≤ 10) Last dose for Week 14 CDAI >10 participants given at Week 12 for Q4W doses and Week 14 for 600 Q2W Median Change from Baseline in CDAI NRI analysis on ITT population (n=318 rosnilimab patients) Not Yet Achieved (n=86)2Week 12 (n=137)1CDAI LDA Responders Week 14 (n=86) Week 18 (n=9)1 Time to achieve LDA correlated with baseline disease activity ✓ 69% (220/318) achieved LDA at Week 14 (NRI) ✓ Median CDAI scores for LDA responders consistent through 6 months and, to date, maintained in 12-14 week off-drug period ✓ 73% (232/318, an additional 12 patients) achieved LDA at Week 18 (NRI + W18) • These additional patients were not eligible to enter the All-active Treatment Period ✓ Additional patients trending toward LDA beyond 3 months • ~50% patients achieved ACR20 at Week 14, but were ineligible to enter all-active treatment period 19 Max response was not achieved in this Phase 2b trial On average, patients with higher disease activity take longer to achieve CDAI LDA 1. Green line includes 3 patients that achieved LDA at Week 12, were not CDAI LDA at Week 14, but returned to CDAI LDA at Week 18. These same 3 patients were excluded from the Light Blue line. In total 12 patients achieved CDAI LDA at Week 18. 2. Purple line includes rosnilimab patients that discontinued treatment before Week 14 (n=21). Purple box plot for “Not Yet Achieved” population for 25th percentile, median and 75th percentile values.

20 58% 59% 37% 52% 50% 27% 20% 10% 0% 10% 20% 30% 40% 50% 60% 70% 80% % o f P a ti e n ts Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Rinvoq - SELECT-CHOICE Orencia - SELECT-CHOICE Orencia - Phase 3 Week 28 Week 24 Week 28 Week 24 Week 28 Week 24 N/R 43% 56% 49% 27% 44% 42% 36% 29% 58% 51% 46%47% 34% 25% 32% 34% Legend b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 TM TM TM 6 Month TPP5 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients); 2. SELECT-CHOICE Phase 3 study; 3. Orencia Phase 3 study; NRI data; 4. Anaptys Jan. 2025 Target Product Profile (TPP); CDAI = Clinical Diseases Activity Index; LDA = Low Disease Activity; N/R = Not Reported * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period 2 2 3 CDAI LDA ACR50 ACR70 23% *In H2H comparator studies, patients know they are on an active drug, resulting in upwards bias on response rates vs. placebo-controlled studies Rosnilimab surpassed TPP in experienced patients and comparable at mid/high dose to JAKs in all-active H2H study* Includes 29% with prior JAK experience Excludes 7 patients who discontinued in the all-active treatment period while in CDAI LDA

21 0% 5% 10% 15% 20% % o f P a ti e n ts CDAI Remission: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 100mg Q4W 400mg Q4W 600mg Q2W 7% 9% 12% CDAI Remission at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 14% 16% 400mg 16% 16% 600mg 15% 17% b/tsDMARD-Naïve Population 100mg 21% 21% 400mg 18% 18% 600mg 17% 19% 15% 16% 14% 16% 17% JAK-like CDAI remission rates which deepened into six months Includes 29% with prior JAK experience Excludes 2 patients who discontinued in the all-active treatment period while in CDAI remission 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-experienced patients randomized; b/tsDMARD-experienced population (n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients) * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period

-37.3 -42.6 -42.8 -47.0 -49.9 -52.4 -60 -50 -40 -30 -20 -10 0 M e a n C h a n g e P a in V A S Pain VAS: Overall MMRM analysis on CDAI Responder Population (n=220)1 Wk 12 Wk 28 Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W 1. Mixed Model for Repeated Measures (MMRM) analysis on rosnilimab CDAI LDA responder at Week 14 population (n=220) includes naïve population (n=46 100mg Q4W, n=40 400mg Q4W, n=48 600mg Q2W; n=134 total rosnilimab patients) and experienced population (n=27 100mg Q4W, n=33 400mg Q4W, n=26 600mg Q2W; n=86 total rosnilimab patients); 2. Behrens et. al, BMC Rheumatology, Dec. 2019; 3. Strand et. al, Journal of Rheumatology, Aug. 2011 Wk 12 Wk 28 Wk 12 Wk 28 -10.5 -10.1 -6.1 -7.7 -12.9 -7.0 -15 -10 -5 0 M e a n C h a n g e i n C R P Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 -0.7 -0.7 -0.6 -0.9 -0.9 -0.9 -1.0 -0.9 -0.8 -0.7 -0.6 -0.5 -0.4 -0.3 -0.2 -0.1 0.0 M e a n C h a n g e i n H A Q -D I HAQ-DI: Overall MMRM analysis on CDAI Responder Population (n=220)1 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 22 CRP: Overall MMRM analysis on CDAI Responder Population (n=220)1 Highly meaningful clinically and symptomatic improvement across multiple PROs and CRP MCID: -0.22 from baseline2 MCID: -10 from baseline3

81% 90% 83% 0% 20% 40% 60% 80% 100% % o f P a ti e n ts CDAI LDA: b/tsDMARD-Naïve Week 34 completer analysis (n=101)1 CDAI LDA: b/tsDMARD-Experienced Week 34 completer analysis (n=38)1 Wk34 Wk34 Wk34 88% 87% 73% 0% 20% 40% 60% 80% 100% % o f P a ti e n ts Wk34 Wk34 Wk34 n=29/36 n=27/30 n=29/35 n=7/8 n=13/15 n=11/15 23 Only 23 of 139 (17%) patients of Week 28 CDAI LDA responders were not CDAI LDA (≤10) at Week 34: • 25% (6/23) were CDAI <11 • Median CDAI = 13 • 91% (21/23) were CDAI <22 (e.g. remained CDAI moderate disease activity) Most patients who did not sustain CDAI LDA remained near the cutoff of CDAI=10 100mg Q4W 400mg Q4W 600mg Q2W 100mg Q4W 400mg Q4W 600mg Q2W Durable responses for at least 2-months off-drug 83% of Week 28 CDAI LDA responders were still in response at Week 34 1. ~75% of patients who completed Week 28 (n=212) had reached Week 34 as of the March 11, 2025 data cutoff; this responder analysis represents patients who were in CDAI LDA, as of Week 28, relative to their CDAI status as of Week 34

LDA response rates and durability for rosnilimab are differentiated from Lilly's peresolimab

Rosnilimab P2b: CDAI LDA

NRI analysis on ITT population (n=318 rosnilimab patients)[1,2]



% of Patients
80%
70%
60%
50%
40%
30%
20%
10%
0%
100mg Q4W
400mg Q4W
600mg Q2W
Wk 0
Wk 12
Wk 14
Wk 28
Wk 38[3]
(12-14 wk off-drug)

Peresolimab P2a: CDAI LDA

NRI analysis on ITT population (n=74)[4]



% of Patients
80%
70%
60%
50%
40%
30%
20%
10%
0%
300mg Q4W
700mg Q4W
Wk 0
Wk 12
Wk 14
Wk 24
Wk 36
(12-wk off-drug)

Rosnilimab P2b: PD-1high T Cell Impact

NRI analysis on ITT population (n=318 rosnilimab patients)



Cell Count
(% Change from Baseline)
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
100mg Q4W
400mg Q4W
600mg Q2W
At 12-14 weeks off-drug, all rosnilimab doses continue to show greater depletion vs. peresolimab's max of 57% on-drug
Wk0
Wk6
Wk12
Wk28
Wk38
(12-14 wk off-drug)

Peresolimab P2a: PD-1high T Cell Impact

NRI analysis on ITT population – Pooled doses[4]



Cell Count
(% Change from Baseline)
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
-100%
Wk
0
2
4
8
12

1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all 318 rosnilimab patients randomized; 2. At Week 28, 53% (100mg Q4W), 54% (400mg Q4W), and 63% (600mg Q2W) rosnilimab patients were in CDAI LDA (57% pooled); 3. Off-drug follow-up period ongoing; 4. Tuttle et. al, NEJM, May 2023, Supplemental Appendix, At Week 28, 36% (300mg Q4W) and 37% (700mg Q4W) peresolimab patients were in CDAI LDA

24

25 Paul Emery, M.D. Professor, Rheumatology, University of Leeds; Leeds Biomedical Research Centre, UK Jonathan Graf, M.D. Professor of Medicine, Rheumatology, University of California, San Francisco; RENOIR investigator KOL Point of View

Black box warnings for increasing SAE incidence of commercial products have not impeded blockbuster sales Black box warning ~30% infection rate vs. 28% placebo5 ~0.7% MACE rate vs. 0.4% placebo5 ~54% infection rate vs. 48% placebo5 ~0.2% MACE rate vs. 0.5% placebo5 Black box warning ~20% infection rate vs. 18% placebo5 ~3.4% MACE rate vs. 2.5% placebo5 ~4.2% malignancy rate vs. 2.9% placebo5 Black box warning ~39% infection rate vs. 34% placebo5 ~1.7% MACE rate vs. 1.3% placebo5 26 Increased co-morbidity rate in RA patients vs. general population 2-3x DVT, PE, and MACE Risk1,2 2x Infection Rate1 2x Malignancy Rate3 $4.5B RA sales4 $3.6B RA sales4 $2.3B RA sales4 ~$1B RA sales RA patients have significant co-morbidities which are further exacerbated with treatment 1. Avina-Zubieta et al., A&R, 2008, 2. Fazal et al., BMC Rheumatology, 2024, 3. Smitten et al., ART, 2008, 4. Evaluate Pharma 2023 WW RA sales, 5. Phase 3 registrational data from product labels.

Rosnilimab well tolerated with no safety signals

<2% dropout rate overall due to AEs through 6 months,
with only 1 dropout due to AE (headache-moderate) after 3 months

Study Period	Week 0 through Week 12 (N=424)				Week 0 through Week 28 (N=424)			
	Participants with Adverse Events, n (%)				Participants with Adverse Events, n (per 100 PY)*			
	Placebo (n=106)	100mg Q4W (n=106)	400mg Q4W (n=107)	600mg Q2W (n=105)	Placebo (n=106)	100mg Q4W (n=106)	400mg Q4W (n=107)	600mg Q2W (n=105)
Any AE	**36 (34%)**	**51 (48%)**	**48 (45%)**	**38 (36%)**	**39 (125.6)**	**73 (260.9)**	**66 (206.5)**	**52 (149.1)**
Any SAE[1]	1 (1%)	1 (1%)	1 (1%)	3 (3%)	1 (2.4)	2 (3.8)	2 (3.7)	4 (7.7)
Any Drug-Related SAE	1 (1%)	0 (0%)	0 (0%)	0 (0%)	1 (2.4)	0 (0)	0 (0)	0 (0)
Severe AE[2]	2 (2%)	1 (1%)	0 (0%)	4 (4%)	2 (4.8)	4 (7.5)	1 (1.9)	4 (7.8)
Drug-Related AE	18 (17%)	13 (12%)	18 (17%)	17 (16%)	18 (48.8)	17 (36.1)	28 (62.0)	19 (41.7)
AE Leading to Treatment Discontinuation	1 (1%)	1 (1%)	2 (2%)	2 (2%)	1 (2.4)	1 (1.9)	3 (5.6)	2 (3.8)
Infections	14 (13%)	24 (23%)	21 (20%)	12 (11%)	16 (41.5)	41 (98.7)	39 (89.4)	31 (67.6)
Serious	1 (1%)	1 (1%)	0	0	1 (2.4)	1 (1.9)	1 (1.9)	1 (1.9)
Opportunistic[3]	2 (1.9%)	0 (0%)	0 (0%)	0 (0%)	2 (4.8)	1 (1.9)	1 (1.8)	1 (1.9)
Participants with any AEs > 5%								
Headache	4 (4%)	7 (7%)	6 (6%)	4 (4%)	4 (9.7)	10 (19.9)	10 (19.4)	5 (9.8)
Upper respiratory tract infection	1 (1%)	7 (7%)	2 (2%)	3 (3%)	2 (4.8)	14 (27.8)	7 (13.4)	10 (19.6)
Nasopharyngitis	4 (4%)	5 (5%)	5 (5%)	0	4 (9.6)	9 (17.5)	8 (15.4)	1 (1.9)
Elevated ALT (alanine aminotransferase)[4]	1 (1%)	4 (4%)	3 (3%)	3 (3%)	1 (2.4)	8 (15.5)	5 (9.5)	4 (7.8)

** Measured as an exposure adjusted incidence rate (per 100 patient years)*

1. SAEs (severe unless otherwise noted): RSV – moderate (600mg Q2W); anaphylaxis from wasp sting (600mg Q2W); ureter stone (600mg Q2W); cholecystitis / pericardial effusion (600mg Q2W); meniscus tear – moderate (400mg Q4W); diverticulitis – moderate (400mg Q4W); embolic ischemic stroke (100mg Q4W); pneumonia – mild (100mg Q4W); cellulitis/diarrhea (placebo)
2. Severe AEs (excluding SAEs): RA flare (600mg Q2W); blood creatine phosphokinase increase (400mg Q4W); endometriosis (100mg Q4W); alanine aminotransferase increased/aspartate aminotransferase increase (100mg Q4W); flu/headache (100mg Q4W); macular degeneration/retinal hemorrhage (placebo)
3. Values shown are for herpes zoster, none were severe and are the only opportunistic infection reported.
4. No patient met the predefined protocol liver function test stopping criteria. Only one ALT elevation was severe, which resolved without interruption of therapy, none were serious, all had an outcome of recovered/resolved or recovering/resolving

27

28 Paul Emery, M.D. Professor, Rheumatology, University of Leeds; Leeds Biomedical Research Centre, UK Jonathan Graf, M.D. Professor of Medicine, Rheumatology, University of California, San Francisco; RENOIR investigator KOL Point of View

29 Next steps for rosnilimab • Plan to present RA Phase 2b data at a future medical congress • Assessing two, alternative, strategic paths forward ― Secure a global partnership, to help advance in all indications, including P3 for both RA and UC ― Independently advance UC into P3 (assuming P2 data meets TPP) • 2026+ activities ― P3 enablement: drug supply scale-up and regulatory interactions ― Initiate P2 studies in additional indications

Best-in-class immune cell modulating antibodies

Immune Cell Modulators

Rosnilimab (PD-1 depleter and agonist)	ANB033 (CD122 antagonist)	ANB101 (BDCA2 modulator)
P2b in Rheumatoid Arthritis P2 in Ulcerative Colitis	P1 in Healthy Volunteers	P1 in Healthy Volunteers

Autoimmune and inflammatory diseases including dermatology, gastroenterology and rheumatology

Research and Capital

Research-driven

- Preclinical pipeline of immunology targets

Strong capital position

- Q1 2025 cash: ~$383MM
  - Expected cash runway: YE 2027

Royalty income

- Excludes significant royalty potential:
  - GSK royalty and milestone potential for *Jemperli* and cobolimab
  - GSK $75MM milestone for *Jemperli* $1B annual WW sales
  - Vanda royalty and milestone potential for imsidolimab

30

Rosnilimab demonstrates best-in-disease profile in RA

1

Best-in-disease profile through 6 months

- JAK-like efficacy in both 3-month placebo-controlled portion and through 6 months
- Favorable safety and tolerability, particularly when compared to standard of care
- Monthly (Q4W) dosing

2

Max response rates have not yet been observed

- Strict continuation criteria prevented patients with improvement at 3 months from continuing in this P2b trial
- Many patients beyond 3 months achieved, or were trending toward, CDAI LDA and ACR50

3

Responses durable after 6 months

- Potential for maintenance dosing with extended dosing intervals (e.g. Q8W)

Rosnilimab, a best-in-class depleter and agonist targeting PD-1+ T cells, is well-positioned for the ~$20 billion U.S. RA market which hasn't had a new mechanism approved since 2012

31

Appendix

Rosnilimab selectively targets activated PD-1+ T cells in the periphery and inflamed tissue


Dendritic cell
CD80/86 MHC
PD-L1
Fc Receptor
Rosnilimab
CD28
TCR
P
SHP2
PD-1
T cell Activation
T cell

Rosnilimab aims to:

1. Rapidly engage homeostatic mechanisms to induce clinical response
2. Achieve durable remission

Immune Cells Impacted	Mechanism		Immunologic Outcome
PD-1^{high} T_{fh}/T_{ph}	depletes	↓	*downstream effect on B cells* Plasma cell generation Autoantibody levels
PD-1^{high} T_{eff}	depletes	↓	Cytokine secretion T cell migration T cell proliferation
PD-1+ T_{eff}	agonizes	↓	Cytokine secretion T cell migration T cell proliferation

Effector T cells (T_{eff}): activated T cells (cytotoxic, helper, Treg); Follicular/Peripheral Helper T cells (T_{fh}, T_{ph}): support B cell differentiation and maturation.

33

Baseline disease characteristics and demographics

Baseline Characteristic	Placebo (n=106)	100mg Q4W (n=106)	400mg Q4W (n=107)	600mg Q2W (n=105)	Overall (N=424)
Age, years, mean (SD)	58 (11)	57 (10)	57 (12)	56 (11)	57 (11)
Female, n (%)	83 (78%)	79 (75%)	79 (74%)	80 (76%)	321 (76%)
Weight (kg), mean (SD)	78 (17)	78 (19)	81 (19)	77 (16)	78 (18)
Geographic region, n (%)					
US	35 (33%)	34 (32%)	35 (33%)	26 (25%)	130 (31%)
Ex-US	71 (67%)	72 (68%)	72 (67%)	79 (75%)	294 (69%)
Race, n (%)					
White	102 (96%)	102 (96%)	103 (96%)	101 (96%)	408 (96%)
Black or African American	3 (3%)	1 (<1%)	4 (4%)	4 (4%)	12 (3%)
Asian	0 (0%)	0 (0%)	0 (0%)	0 (0%)	0 (0%)
Other	1 (1%)	3 (4%)	0 (0%)	0 (0%)	4 (1%)
Duration of disease, years, mean (SD)	11 (9)	11 (10)	9 (8)	10 (9)	10 (9)
DAS28-CRP, mean (SD)	5.7 (0.8)	5.6 (0.8)	5.7 (0.9)	5.7 (0.8)	5.6 (0.8)
CDAI, mean (SD)	37.9 (10.2)	37.2 (10.6)	37.1 (10.6)	38.6 (11)	37.7 (10.6)
CDAI >22, n (%)	101 (95%)	101 (95%)	102 (95%)	100 (95%)	404 (95%)
TJC68, mean (SD)	23 (13)	22 (12)	22 (12)	23 (13)	22 (12)
SJC66, mean (SD)	14 (7)	15 (7)	14 (7)	16 (9)	15 (8)
CRP, mean (SD)	16 (22)	17 (20)	21 (26)	19 (28)	18 (24)

DAS28-CRP – Disease Activity Score 28-C-reactive protein; CDAI – Clinical Disease Activity Index; TJC68 – tender joint count, 68 joints; SJC66 – swollen joint count, 66 joints; CRP – high-sensitivity C-reactive protein

34

35 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 M e a n C h a n g e f r o m B a s e li n e ** Week 12 statistical significance • 600mg Q2W: p=0.0062 • 400mg Q4W: p=0.0016 • 100mg Q4W: p=0.0092 ** ** * * Mean Change in DAS28-CRP Over Time MMRM analysis on ITT population (N=424 total; n=106 placebo, n=318 rosnilimab) Rosnilimab met primary endpoint of mean change from baseline in DAS28-CRP at Week 12 for all active doses Rosnilimab - 100mg Q4W Rosnilimab - 400mg Q4W Rosnilimab - 600mg Q2W Placebo • All rosnilimab doses statistically significant at Week 12 • All rosnilimab doses continue to improve into Week 14 with no evidence of flattening • Following Week 14 visit, placebo patients proceeded to post treatment follow-up Wk0 Wk2 Wk4 Wk6 Wk8 Wk10 Wk12 Wk14 1. Mixed Model for Repeated Measures (MMRM) analysis on intent-to-treat (ITT) population; b/tsDMARD-naïve population (n=62 placebo, n=62 100mg Q4W, n=62 400mg Q4W, n=64 600mg Q2W); b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W); DAS28-CRP based on differential weighting of individual measures, including patient’s general health, CRP and a count of 28 swollen and tender joints, with a score ranging from 0 to 9.4. **p<0.01, *p<0.05, Standard error (SE) used to present figures of least squares mean changes from baseline.

36 0% 20% 40% 60% 80% % o f P a ti e n ts 43% 51% 29%34% CDAI LDA: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 100mg Q4W 400mg Q4W 600mg Q2W Demonstrated JAK-like CDAI LDA rates by 6 months CDAI LDA at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 34% 43% 400mg 56% 58% 600mg 49% 51% b/tsDMARD-Naïve Population 100mg 66% 71% 400mg 53% 55% 600mg 72% 75% 56% 49% 43% 58% 51% 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-naïve patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients) * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period

0% 10% 20% 30% 40% 50% % o f P a ti e n ts ACR50: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 ACR70: b/tsDMARD-Experienced NRI+W18 analysis* on ITT population (n=130 rosnilimab patients)1 37 0% 10% 20% 30% 40% 50% 60% % o f P a ti e n ts Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 Wk 12 Wk 28 100mg Q4W 400mg Q4W 600mg Q2W 100mg Q4W 400mg Q4W 600mg Q2W Demonstrated JAK-like ACR70 rates which deepened into 6 months ACR50 at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 27% 34% 400mg 44% 47% 600mg 42% 46% b/tsDMARD-Naïve Population 100mg 58% 61% 400mg 52% 53% 600mg 69% 75% ACR70 at Week 28 Arm NRI NRI+W18 b/tsDMARD-Experienced Population (as graphed) 100mg 23% 25% 400mg 36% 36% 600mg 29% 32% b/tsDMARD-Naïve Population 100mg 53% 55% 400mg 37% 37% 600mg 55% 58% 39% 27% 29% 44% 42% 39% 46%47% 34% 16% 16% 20% 23% 36% 29% 32% 25% 1. Non-responder imputated (NRI) analysis on intent-to-treat (ITT) of all b/tsDMARD-naïve patients randomized; b/tsDMARD-experienced population (n=44 placebo, n=44 100mg Q4W, n=45 400mg Q4W, n=41 600mg Q2W; n=130 total rosnilimab b/tsDMARD-experienced patients) * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period * NRI+W18: adds to NRI analysis additional responders at Week 18 who were not in all-active treatment period

In disease, PD-1+ Tregs exhibit a dysregulated phenotype, which induce proinflammatory cytokines

RA synovium T cell UMAP clustering


T-11
T-7
T-3
T-8
T-10
T-9
T-18
T-20
T-12
T-15
T-23
T-22
T-19
T-4
T-6
T-5
T-13
T-14
T-17
T-0
T-2
T-16
T-1
T-21
94,046 cells
T-0
T-1
T-2
T-3
T-4
T-5
T-6
T-7
T-8
T-9
T-10
T-11
T-12
T-13
T-14
T-15
T-16
T-17
T-18
T-19
T-20
T-21
T-22
T-23

PD-1 Expression across T cell clusters


T_{fh}/T_{ph}
CD4+ Memory
T_{ph}
Treg
Proliferating CD4+ and CD8+
CD4+ Memory (GZMK+)
log2CPM
2.8
2.5
2.2
1.9
1.6
1.3
0.9
0.6
0.3
0.0

Very low % Tregs (<20%) are PD-1+ in RA synovium, even fewer are PD-1high[1]

PD-1+ Tregs may be pro-inflammatory and induce IFNγ, IL-17A, TNFα

In Phase 2b RA trial, few PD-1+ Tregs were present in periphery and were reduced proportionally to PD-1+ T cells overall

Minimal impact on total T cells with an increase in total Tregs

1. Uniform manifold approximation and projection (UMAP) clusters of T cells from RA patient synovium with arrows identifying T_{ph} and T_{fh}/T_{ph} cells, T-7 and T-3, respectively and feature plot of PD-1 expression across T cell subtypes; Ren et. al. ACR 2024. November 2024.

38